Consolidated Statements of Comprehensive Income - USD ($) shares in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Revenues
Sales of goods	$ 299	$ 224	$ 284
Licensing revenue
Total revenue	299	224	284
Operating expenses
Research and development	6,677	7,874	6,798
General and administrative	4,125	5,428	6,175
Marketing		8	7
Cost of goods sold	138	149	173
Total operating expenses	10,940	13,459	13,153
Loss from operations	(10,641)	(13,235)	(12,869)
Other expense
Interest income	65	10	4
Finance costs	(18)	(204)	(244)
Loss before income taxes	(10,594)	(13,429)	(13,110)
Income tax provision (recovery)
Net loss	$ (10,594)	$ (13,429)	$ (13,110)
Basic and diluted loss per share	$ (0.18)	$ (0.26)	$ (0.28)
Weighted average number of common shares outstanding	60,466	52,648	46,155